                                        WACHOVIA MORTGAGE LOAN TRUST, LLC,

                                                   as Purchaser,

                                                        and

                                         AMERICAN MORTGAGE NETWORK, INC.,

                                                     as Seller

                                   _______________________________________________

                                         MORTGAGE LOAN PURCHASE AGREEMENT
                                   _______________________________________________

                                           Dated as of December 27, 2006

                                                        TABLE OF CONTENTS

                                                         i

                                              EXHIBITS AND SCHEDULE TO
                                          MORTGAGE LOAN PURCHASE AGREEMENT

Exhibit 1         Mortgage Loan Schedule Information
Exhibit 2         Schedule of Lost Notes
Exhibit 3         S&P LEVELS® Glossary, Version 5.7 Revised, Appendix E
Schedule A        Mortgage Loan Schedule

                                                         ii

                                          MORTGAGE LOAN PURCHASE AGREEMENT

                  MORTGAGE LOAN PURCHASE  AGREEMENT,  dated as of December 27, 2006, as amended and supplemented by any and all amendments hereto (collectively,  the "Agreement"),  by and between AMERICAN MORTGAGE NETWORK,  INC., a
Delaware  corporation (the "Seller"),  and WACHOVIA  MORTGAGE LOAN TRUST, LLC, a Delaware limited liability company
(the "Purchaser").

                  Upon the terms and subject to the  conditions of this  Agreement,  the Seller agrees to sell, and the Purchaser  agrees to purchase,  certain fully  amortizing,  hybrid,  adjustable rate, first lien mortgage loans secured  primarily by one- to four-family  residential  properties as described  herein.  The Purchaser  intends to sell the Mortgage Loans to U.S. Bank National  Association,  as trustee under the Pooling and Servicing  Agreement, dated as of  December  27, 2006 (the  "Pooling  and  Servicing  Agreement"),  among the  Purchaser,  as  depositor,
National City  Mortgage Co. and Wells Fargo Bank,  N.A., as  servicers,  and U.S.  Bank  National  Association,  as trustee, supplemental interest trust trustee and custodian.

                  Now,  therefore,  in  consideration  of the premises and the mutual  agreements set forth herein, the parties hereto agree as follows:

                  SECTION 1.        Definitions. The following terms are defined as follows:

                  Agreement: The meaning set forth in the preambles hereto.

                  Closing Date: December 27, 2006.

                  Co-op Shares:  Shares issued by private non-profit housing corporations.

                  Custodian: The Custodian under the Pooling and Servicing Agreement.

                  Cut-off Date: December 1, 2006.

                  Deleted  Mortgage  Loan:  A Mortgage  Loan  replaced or to be replaced by a  Substitute  Mortgage
Loan.

                  Material Defect: The meaning set forth in Section 5(ii).

                  MERS: Mortgage Electronic Registration Systems, Inc.

                  Mortgage:  The mortgage,  deed of trust or instrument creating a lien on an interest in Mortgaged
Property securing a Mortgage Note.

                  Mortgage File: The following documents:

                  (i)      the original  Mortgage  Note,  endorsed by manual or facsimile  signature  either (A) in blank or (B) in the  following  form:  "Pay to the order of U.S.  Bank National  Association,  as Trustee,  without recourse,"  with  all  necessary  intervening  endorsements  showing  a  complete  chain  of  endorsement  from the originator  to the Trustee (each such  endorsement  being  sufficient to transfer all right,  title and interest of the party so endorsing in and to that Mortgage Note);

                  (ii)     the original  recorded  Mortgage  with evidence of a recording  thereon,  or if any such
Mortgage has not been returned from the applicable  recording  office or has been lost, or if such public recording office  retains the original  recorded  Mortgage,  a copy of such Mortgage  certified by the Seller as being a true and correct copy of the Mortgage, if such copy is available;

                  (iii)    a duly  executed  assignment of mortgage from the mortgagee or assignee of record either
(A) in blank or (B) to "U.S. Bank National  Association,  as trustee for the holders of the Wachovia  Mortgage Loan
Trust,  LLC  Asset-Backed  Certificates,  Series  2006-ALT1  Certificates"  (which  may be  included  in a  blanket assignment  or  assignments),  together  with,  except  as  provided  below,  originals  of  all  interim  recorded assignments of such mortgage or copies of such interim recorded  assignments  certified by the Seller as being true and complete copies of the original recorded intervening  assignments of Mortgage (each such assignment,  when duly and validly  completed,  to be in recordable  form and sufficient to effect the assignment of the related  Mortgage to the assignee  thereof);  provided that, if the related Mortgage has not been returned from the applicable public recording  office,  such assignment of mortgage may exclude the information to be provided by the recording office;
and  provided,  further,  if the  related  Mortgage  has  been  recorded  in the name of MERS or its  designee,  no assignment of mortgage in favor of the Trustee is required;

                  (iv)     the originals of all assumption,  modification,  consolidation or extension  agreements, if any, with evidence of recording thereon, if any;

                  (v)      the original or  duplicate  original  mortgagee  title  insurance  policy and all riders thereto;
                  (vi)     the original of any guarantee executed in connection with the Mortgage Note;

                  (vii)    for each Mortgage  Loan, if any,  which is secured by a residential  long-term  lease, a copy of the lease  with  evidence  of  recording  indicated  thereon,  or, if the lease is in the  process of being recorded,  a photocopy of the lease,  certified by an officer of the  respective  prior owner of such Mortgage Loan or by the applicable  title insurance  company,  closing/settlement/escrow  agent or company or closing attorney to be a true and correct copy of the lease transmitted for recordation;

                  (viii)   the  original  of any  security  agreement,  chattel  mortgage  or  equivalent  document executed in connection with the Mortgage; and

                  (ix)     for each  Mortgage  Loan  secured  by  Co-op  Shares,  the  originals  of the  following documents or instruments:

                                                         2

                  (A)      The stock certificate;

                  (B)      The stock power executed in blank;

                  (C)      The executed proprietary lease;

                  (D)      The executed recognition agreement;

                  (E)      The executed assignment of recognition agreement, if any;

                  (F)      The executed UCC-1 financing statement with evidence of recording thereon; and

                  (G)      Executed  UCC-3  financing  statements or other  appropriate  UCC  financing  statements required by state law,  evidencing a complete and unbroken  line of  assignments  from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

                  Mortgage  Interest  Rate:  As to any  Mortgage  Loan,  the per annum  rate of  interest  at which interest  accrues on the principal  balance of such Mortgage Loan, as adjusted from time to time in accordance with the provisions of the related Mortgage Note.

                  Mortgage Loans: The mortgage loans listed on  the Mortgage Loan Schedule.

                  Mortgage Loan Schedule:  The list of Mortgage  Loans,  as from time to time amended by the Seller to reflect the addition of Substitute  Mortgage  Loans and the deletion of Deleted  Mortgage  Loans pursuant to the provisions of this Agreement, attached hereto as Schedule A.

                  Mortgage  Note: The originally  executed note or other  evidence of  indebtedness  evidencing the indebtedness of a Mortgagor under a Mortgage Loan, together with all riders thereto and amendments thereof.

                  Mortgaged Property:  The property securing a Mortgage Loan.

                  Mortgagor:  The obligor on a Mortgage Note.

                  Opinion of  Counsel:  A written  opinion  of  counsel,  who may be counsel  for the Seller or the
Purchaser, reasonably acceptable to the Purchaser.

                  Person:  Any individual,  corporation,  limited liability  company,  partnership,  joint venture, association,  joint-stock  company,  trust,  unincorporated  organization,  government  or any agency or  political subdivision thereof, or any other organization or entity of any type, whether or not a legal entity.

                                                         3

                  Pooling and Servicing  Agreement:  The meaning set forth in the preambles hereto.  All references herein to the Pooling and Servicing  Agreement are to the Pooling and Servicing  Agreement as in effect on the date hereof.

                  Prospectus  Supplement:  The supplement,  dated December 19, 2006, to the  Prospectus,  dated May
23, 2006, relating to certain classes of the certificates issued under the Pooling and Servicing Agreement.

                  Purchase Price: The meaning specified in Section 2(ii).

                  Purchaser: The meaning set forth in the preambles hereto.

                  Remittance  Date:  As to any  Distribution  Date (as such  term is  defined  in the  Pooling  and
Servicing  Agreement),  by 2:00 p.m. Eastern time on the third Business Day immediately preceding such Distribution
Date.

                  Repurchase  Price:  With respect to any  Mortgage  Loan (or any  property  acquired  with respect thereto)  required to be purchased by the Seller pursuant to this  Agreement,  an amount equal to the sum of (i)(a)
the unpaid  principal  balance of such  Mortgage  Loan as of the date of  repurchase  (or if the related  Mortgaged
Property  was  acquired  by the  Purchaser  or its  assignee,  the  unpaid  principal  balance  at the  date of the acquisition),  plus (b) accrued but unpaid interest on the principal  balance at the related Mortgage Interest Rate through and  including  the last day of the month of  repurchase,  and (ii) any costs and  damages  incurred by the
Purchaser  in  connection  with a breach  of the  representation  contained  in  Section  7(iii) as a result of any violation of any predatory or abusive lending law with respect to such Mortgage Loan.

                  Seller: The meaning set forth in the preambles hereto.

                  Servicer: The applicable Servicer under the Pooling and Servicing Agreement.

                  Substitute  Mortgage Loan: A mortgage loan  substituted  for a Deleted  Mortgage Loan pursuant to the provisions of this Agreement. Upon such substitution, such mortgage loan shall be a "Mortgage Loan" hereunder.

                  Substitution Adjustment Amount: The meaning specified in Section 5(v).

                  Transferred Property: The meaning specified in Section 2(i).

                  Trustee: The Trustee under the Pooling and Servicing Agreement.

                  SECTION 2.        Purchase and Sale of the Mortgage Loans.

                  (i)      The Seller does hereby sell,  assign,  set over,  transfer,  and otherwise convey to the
Purchaser on the Closing Date,  without recourse (except as expressly  provided  herein),  all of its right,  title

                                                         4

and interest,  in, to and under the  following:  (A) the Mortgage Loans  (including  the related  Mortgage Note and
Mortgage,  all monies due or to become due on the  Mortgage  Loans (other than  payments of principal  and interest due and payable on or before the Cut-off  Date),  and all  collections  on the Mortgage  Loans  received  after the
Cut-off Date (other than  payments of principal and interest due and payable on or before the Cut-off  Date));  (B)
any insurance policies in respect of the Mortgage Loans; and (C) all proceeds of the foregoing  (collectively,  the
"Transferred Property").

                  (ii)     The  purchase  price (the  "Purchase  Price")  for the  Mortgage  Loans and the  related
Transferred Property to be paid by the Purchaser to the Seller on the Closing Date shall be $12,537,445.20

                  (iii)    In  consideration  of the  sale  of the  Mortgage  Loans  and  the  related  Transferred
Property by the Seller to the Purchaser on the Closing Date,  the Purchaser  shall pay to the Seller on the Closing
Date by wire  transfer of  immediately  available  funds to a bank  account  designated  by the Seller the Purchase
Price.

                  (iv)     It is the express  intent of the parties  hereto that the transfer of the Mortgage Loans by the  Seller to the  Purchaser  pursuant  to this  Section 2 be, and be  construed  as, an  absolute  sale of the
Mortgage Loans by the Seller to the Purchaser,  including for accounting purposes, and not a secured borrowing.  It is,  further,  not the  intention of the parties that such  transfer be deemed the grant of a security  interest in the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller.  However,  in the event that,  notwithstanding  the intent of the parties,  the Mortgage Loans are held to be the property of the
Seller,  or if for any other reason this Agreement is held or deemed to create a security  interest in the Mortgage
Loans, then: (1) this Agreement shall constitute a security  agreement,  and (2) the transfer of the Mortgage Loans provided  for in this  Section 2 shall be deemed to be a grant by the  Seller to the  Purchaser  of, and the Seller hereby grants to the Purchaser,  to secure all of the Seller's  obligations  hereunder,  a security interest in all of the Seller's right,  title, and interest,  whether now owned or hereafter  acquired,  in and to (i) the Mortgage
Loans and the other Transferred Property, (ii) all accounts,  chattel paper, deposit accounts,  documents,  general intangibles, goods, instruments,  investment property,  letter-of-credit rights, letters of credit, money, and oil, gas,  and other  minerals,  consisting  of,  arising  from,  or relating  to, any of the  foregoing;  and (iii) all proceeds of the foregoing.

                  (v)      The Seller shall  authorize and file such financing  statements,  and the Seller and the
Purchaser  shall,  to the extent  consistent  with this  Agreement,  take such other actions as may be necessary to ensure that,  if this  Agreement  were found to create a security  interest in the Mortgage  Loans,  such  security interest would be a perfected  security  interest of first priority under  applicable law and will be maintained as such throughout the term of the Agreement.  In connection herewith,  the Purchaser shall have all of the rights and remedies of a secured party under the Uniform Commercial Code as in force in the relevant jurisdiction.

                  (vi)     Concurrently  herewith,  the  Purchaser has  contracted  to sell the Mortgage  Loans and other  Transferred  Property  to the  Trustee  pursuant  to the  Pooling  and  Servicing  Agreement.  To avoid  the unnecessary  expense and  administrative  inconvenience  associated  with the  execution  and recording of multiple assignment  documents,  the Seller may either (A)  deliver  (if the Seller is not the  mortgagee  of record) or (B)

                                                         5

execute (if the Seller is the  mortgagee  of record) one or more  assignments  of  mortgages in blank or naming the
Trustee as assignee,  and may either (A) deliver (if the Mortgage  Notes are not endorsed or payable to the Seller)
or (B) endorse (if the  Mortgage  Notes are  endorsed or payable to the Seller) the  Mortgage  Notes in blank or to the Trustee.  Notwithstanding  the fact that such  assignments  of mortgages  name the Trustee as assignee and that
Mortgage Notes are endorsed to the Trustee,  the parties hereto  acknowledge  and agree that the Mortgage Loans for all purposes have been transferred from the Seller to the Purchaser and from the Purchaser to the Trustee.

                  SECTION 3.        Mortgage Loan  Schedule.  The initial  Mortgage Loan Schedule shall be prepared by the Seller and shall set forth the  information  listed on Exhibit 1 to this  Agreement  with respect to each of the  Mortgage  Loans  being sold by the Seller  hereunder.  The  Seller  further  agrees,  at its own  expense,  to indicate  in its books and  records  that the  Mortgage  Loans  have been sold to the  Purchaser  pursuant  to this
Agreement,  and to deliver to the  Purchaser  the Mortgage  Loan  Schedule.  The Mortgage  Loan  Schedule is hereby incorporated into and made a part of this Agreement.

                  SECTION 4.        Allocation of Payments; Mortgage Loan Files.

                  (i)      The  Purchaser  will be  entitled  to all  payments  of  principal  and  interest on the
Mortgage Loans due after the Cut-off Date,  regardless of when actually  collected,  and all collections in respect of the Mortgage  Loans  received on or after the Cut-off  Date,  other than  payments of principal and interest due and payable on or before the Cut-off Date.  The Seller will be entitled to all scheduled  payments of principal and interest on the Mortgage Loans due on or before the Cut-off Date,  including  payments of such collected  after the
Cut-off Date.  Such principal and interest  belonging to the Seller as described  above will not be included in the aggregate  principal  balance of the  Mortgage  Loans as of the Cut-off  Date as set forth on the initial  Mortgage
Loan Schedule.

                  (ii)     In connection with the transfer and assignment of the Mortgage  Loans,  the Seller shall deliver or cause to be  delivered  to the  Custodian  on behalf of the Trustee as assignee of the  Purchaser by the
Closing Date, the documents required to be included in each Mortgage File; provided,  however,  that in lieu of the foregoing,  the Seller may deliver the following  documents,  under the  circumstances set forth below: (x) in lieu of the original  Mortgage,  the assignment to the Trustee of such Mortgage,  or  intervening  assignments  thereof, which have been  delivered,  are being  delivered or will be delivered to recording  offices for recording and have not been  returned to the Seller in time to permit  their  delivery as  specified  above,  the Seller may deliver a true copy  thereof  with a  certification  by the  Seller,  on the face of such  copy,  substantially  as  follows:
"Certified to be a true and correct copy of the original,  which has been  transmitted for recording";  (y) in lieu of the Mortgage,  the  assignment to the Trustee of such  Mortgage,  or  intervening  assignments  thereof,  if the applicable  jurisdiction  retains the originals of such documents (as evidenced by a certification  from the Seller to such effect) the Seller may deliver  photocopies of such documents  containing an original  certification by the recording  office of the  jurisdiction  where such documents  were recorded;  and (z) in lieu of the Mortgage Notes relating to the Mortgage  Loans,  each  identified in the list attached hereto as Exhibit 2, the Seller may deliver lost note affidavits and indemnities of the Seller;  and provided  further,  however,  that in the case of Mortgage
Loans which have been prepaid in full after the Cut-off  Date and prior to the Closing  Date,  the Seller,  in lieu

                                                         6

of delivering the above  documents,  may deliver to the Trustee and the Custodian a certification  by the Seller or the Servicer  servicing  such  Mortgage  Loan to such  effect.  The Seller shall  deliver such  original  documents
(including any original  documents as to which  certified  copies had previously  been delivered) or such certified copies to the  Custodian  promptly  after they are  received.  The Seller shall cause the Mortgage and  intervening assignments,  if any, to be recorded not later than 180 days after the Closing Date,  unless such assignment is not required to be recorded under the terms set forth in Section 6(i).

                  SECTION 5.        Material Defects.

                  (i)      On or before the Closing  Date,  the Seller shall make the Mortgage  Files  available to the  Purchaser  or its agent for  examination,  which  examination  may be at the offices of the  Custodian  or the
Seller.  The fact that the  Purchaser  or its agent has  conducted or has failed to conduct any partial or complete examination  of  the  Mortgage  Files  shall  not  affect  the  Purchaser's  rights  to  demand  cure,  repurchase, substitution or other relief as provided in this Agreement.

                  (ii)     If any document is missing,  has not been  executed,  is  unrelated,  determined  on the basis of the Mortgagor name,  original  principal  balance and loan number, to the Mortgage Loans identified in the
Mortgage Loan Schedule (a "Material  Defect"),  the Purchaser or its assignee shall  promptly  notify the Seller in writing of such Material  Defect.  The Seller shall  correct or cure any such  Material  Defect within 90 days from the date of notice of the Material  Defect and if the Seller does not correct or cure such  Material  Defect within such period and such defect  materially  and  adversely  affects the  interests of the Purchaser or its assignee in the related  Mortgage  Loan,  the Seller will either (a)  substitute  for the related  Mortgage  Loan a  Substitute
Mortgage Loan,  which  substitution  shall be accomplished in the manner and subject to the conditions set forth in this Section 5 or (b) purchase such Mortgage  Loan from the Purchaser or its assignee at the  Repurchase  Price for such  Mortgage  Loan;  provided  that,  if such defect would cause the Mortgage  Loan to be other than a "qualified mortgage"  as  defined  in  Section  860G(a)(3)  of the  Internal  Revenue  Code,  any  such  cure,  repurchase  or substitution  must occur within 90 days from the date such breach was  discovered;  provided,  further that if such defect  relates solely to the inability of the Seller to deliver the original  Mortgage or intervening  assignments thereof,  or a certified  copy,  because the  originals  of such  documents,  or a  certified  copy,  have not been returned by the  applicable  recording  office,  the Seller shall not be required to purchase such Mortgage Loan if the Seller  delivers such original  documents or certified  copy promptly upon receipt,  but in no event later than
360 days after the Closing Date. The foregoing  repurchase or substitution  obligation shall not apply in the event that the Seller  cannot  deliver such original or copy of any document  submitted for recording to the  appropriate recording  office in the  applicable  jurisdiction  because  such  document  has not been  returned by such office;
provided that the Seller shall instead  deliver a recording  receipt of such  recording  office or, if such receipt is not available,  a certificate of the Seller or the applicable  Servicer confirming that such documents have been accepted  for  recording,  and delivery to the Trustee or the  Custodian,  as assignee of the  Purchaser,  shall be effected by the Seller within thirty days of its receipt of the original recorded document.

                  (iii)    With respect to each  Substitute  Mortgage Loan,  the Seller shall  promptly  deliver to the  Custodian,  on behalf of the Trustee as assignee of the Purchaser,  the Mortgage  Note, the Mortgage,  and the

                                                         7

other  documents  required to be included in the related  Mortgage  File,  with the Mortgage  Note endorsed and the
Mortgage  assigned  as  required  by the  definition  of  Mortgage  File.  Payments  due with  respect  to any such
Substitute  Mortgage Loan in the month of  substitution  shall be retained by the Seller and not transferred to the
Purchaser.  For the month of  substitution,  collections on the Mortgage  Loans will include the scheduled  payment due for such month on any Deleted Mortgage Loan for which the Seller has substituted a Substitute Mortgage Loan.

                  (iv)     The Seller  shall  amend the  Mortgage  Loan  Schedule  to  reflect  the  repurchase  or transfer to the Seller of each Mortgage Loan that has become a Deleted  Mortgage Loan and the  substitution  of the
Substitute  Mortgage Loans and the Seller shall deliver the amended  Mortgage Loan Schedule to the Purchaser,  with a copy to each of the Trustee and the Custodian.  Upon such  substitution,  each Substitute  Mortgage Loan shall be subject  to the  terms of this  agreement  in all  respects,  and the  Seller  shall be  deemed to have made to the
Purchaser with respect to such Substitute  Mortgage Loan, as of the date of substitution,  the  representations and warranties  set forth in Section 7.  Upon any such  substitution  and the payment to the Trustee as assignee of the
Purchaser of the Repurchase  Price or of any required  Substitution  Adjustment  Amount,  the Purchaser shall cause the Custodian to release the Mortgage  File relating to such Deleted  Mortgage Loan to the Seller and the Purchaser and its  assignees,  as  applicable,  shall  execute and deliver at the  Seller's  direction  such  instruments  of transfer or assignment  prepared by the Seller,  in each case without  recourse,  as shall be necessary to transfer to the Seller,  or its  designee,  any Defective  Mortgage Loan  substituted  for or  repurchased  pursuant to this
Section 5.

                  (v)      For any month in which the Seller  substitutes  one or more  Substitute  Mortgage  Loans for one or more Deleted  Mortgage Loans,  the amount (if any) by which the aggregate  unpaid  principal  balance of all such  Substitute  Mortgage Loans as of the date of  substitution  is less than the aggregate  unpaid  principal balance of all such Deleted  Mortgage Loans after  application of the principal  portion of the scheduled  payments due in the month of substitution (the  "Substitution  Adjustment  Amount") shall be paid to the Trustee as assignee of the Purchaser by the Seller on or before the Remittance  Date in the month  succeeding the calendar month during which the related Mortgage Loan is required to be purchased or replaced hereunder.

                  SECTION 6.        Recordation of Assignments of Mortgages.

                  (i)      The  Seller  shall,  promptly  after the  Closing  Date,  cause each  Mortgage  and each assignment  of  Mortgage  from the Seller to the  Trustee,  and all  unrecorded  intervening  assignments,  if any, delivered on or prior to the Closing Date, to be recorded in the recording offices in the  jurisdictions  where the related  Mortgaged  Properties  are  located;  provided,  however,  the Seller  need not cause to be  recorded  any assignment  which relates to a Mortgage Loan if (a) such  recordation is not required by the rating agencies rating the  certificates  issued under the Pooling and  Servicing  Agreement or an Opinion of Counsel has been provided to the  Purchaser,  the  Trustee,  and the  Custodian  which states that the  recordation  of such  assignment  is not necessary to protect the interest of the  Purchaser  or its  assignee in the related  Mortgage  Loan or (b) MERS is identified  on the  Mortgage  or a  properly  recorded  assignment  of the  Mortgage  as the  mortgagee  of record;
provided, however,  notwithstanding the delivery of any Opinion of Counsel, any assignment of Mortgage that has not been  recorded  pursuant  to clause (a) shall be  submitted  for  recording  by the Seller in the manner  described above, at the Seller's expense, upon 60 days' written notice to the Seller from the Purchaser or its assignee.

                                                         8

                  (ii)     While each such  Mortgage or  assignment is being  recorded,  if  necessary,  the Seller shall leave or cause to be left with the Custodian a certified  copy of such Mortgage or  assignment.  In the event that,  within 180 days of the Closing Date,  the Purchaser,  the Trustee,  and the Custodian have not been provided an Opinion of Counsel as  described  in  subsection  (i) or received  evidence of  recording  with  respect to each
Mortgage  Loan  pursuant to the terms  hereof,  the failure to provide  evidence of  recording  or such  Opinion of
Counsel (in the alternative,  if required) shall be considered a Material  Defect,  and the provisions of Section 5 shall apply. All customary  recording fees and reasonable  expenses  relating to the recordation of the assignments of mortgage to the Trustee or the Opinion of Counsel, as the case may be, shall be borne by the Seller.

                  SECTION 7.        Representations  and Warranties of Seller  Concerning the Mortgage  Loans.  The
Seller  hereby  represents  and warrants to the  Purchaser as of the Closing Date, or such other date prior thereto as may be specified below, with respect to each Mortgage Loan:

                  (i)      the  information  set forth in the Mortgage Loan Schedule  hereto is true and correct in all material  respects and all  information  provided by the Seller to the Purchaser  regarding the Mortgage Loans, including the Mortgage Loan level detail, is true and correct in all material respects;

                  (ii)     immediately  prior to the transfer to the  Purchaser,  the Seller was the sole owner and holder of each  Mortgage  and  Mortgage  Note  relating  to the  Mortgage  Loans and is  conveying  the same to the
Purchaser free and clear of any and all liens, claims,  encumbrances,  participation interests,  equities, pledges, charges or  security  interests  of any nature  and the Seller has full right and  authority  to sell or assign the same pursuant to this Agreement;

                  (iii)    each Mortgage  Loan at the time it was made  complied in all material  respects with all applicable laws and regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all  applicable  anti-predatory,  abusive and fair lending laws; and each Mortgage Loan,  during the time period that it was serviced by the Seller,  was serviced in all material  respects in accordance  with all applicable laws and regulations,  including,  without limitation,  usury, equal credit opportunity,  disclosure and recording laws and all  anti-predatory,  abusive and fair lending laws and the terms of the related  Mortgage Note, the Mortgage and other loan documents;

                  (iv)     there is no monetary  default  existing under any Mortgage or the related  Mortgage Note and there is no material  event which,  with the passage of time or with notice and the  expiration of any grace or cure period,  would constitute a default,  breach or event of  acceleration;  and neither the Seller nor any of its affiliates has taken any action to waive any default,  breach or event of  acceleration;  no foreclosure  action is threatened or has been commenced with respect to the Mortgage Loan;

                                                         9

                  (v)      the  terms of the  Mortgage  Note and the  Mortgage  have  not  been  impaired,  waived, altered or modified  in any  respect,  except by written  instruments,  (i) if required by law in the  jurisdiction where the Mortgaged Property is located, or (ii) to protect the interests of the Purchaser or its assignees;

                  (vi)     no  selection  procedure  reasonably  believed  by  the  Seller  to be  adverse  to  the interests of the Purchaser or its assignees was utilized in selecting the Mortgage Loans;

                  (vii)    each  Mortgage  is a valid and  enforceable  first  lien on the  property  securing  the related  Mortgage Note and each Mortgaged  Property is owned by the Mortgagor in fee simple (except with respect to common areas in the case of  condominiums,  PUDs and de minimis  PUDs) or by  leasehold  for a term longer than the term of the related  Mortgage,  subject only to (i) the lien of current real property taxes and  assessments,  (ii)
covenants,  conditions  and  restrictions,  rights of way,  easements  and other matters of public record as of the date of recording of such Mortgage,  such exceptions being acceptable to mortgage  lending  institutions  generally or specifically  reflected in the appraisal  obtained in connection  with the  origination of the related  Mortgage
Loan or referred to in the lender's title  insurance  policy  delivered to the  originator of the related  Mortgage
Loan and (iii) other  matters to which like properties are commonly subject which do not materially  interfere with the benefits of the security intended to be provided by such Mortgage,  except as enforceability  may be limited by bankruptcy, insolvency, liquidation,  receivership,  moratorium, reorganization or other similar laws affecting the enforcement  of the rights of creditors and by general  principles of equity,  whether in a proceeding in equity or at law;

                  (viii)   there  is no  mechanics'  lien or  claim  for  work,  labor or  material  affecting  the premises  subject to any  Mortgage  which is or may be a lien prior to, or equal  with,  the lien of such  Mortgage except those which are insured against by the title insurance policy referred to in (xiii) below;

                  (ix)     as of the Cut-off Date, to the best of the Seller's  knowledge,  there was no delinquent tax or assessment  lien against the property  subject to any Mortgage,  except where such lien was being  contested in good faith and a stay had been granted against levying on the property;

                  (x)      there is no valid  offset,  defense or  counterclaim  to any Mortgage  Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal and interest on such Mortgage Note;

                  (xi)     except  to the  extent  insurance  is in  place  which  will  cover  such  damage,  each
Mortgaged  Property  is free of  material  damage  and is in good  repair  and there is no  proceeding  pending  or threatened for the total or partial condemnation of any Mortgaged Property;

                  (xii)    to the best of the Seller's  knowledge,  the  Mortgaged  Property  and all  improvements thereon comply with all requirements of any applicable zoning and subdivision laws and ordinances;

                                                         10

                  (xiii)   a  lender's  title  insurance  policy  (on an ALTA or CLTA  form)  or  binder,  or other assurance of title  customary  in the  relevant  jurisdiction  therefor in a form  acceptable  to Fannie Mae or the
Federal Home Loan Mortgage  Corporation,  was issued on the date that each Mortgage Loan was  originated by a title insurance  company which, to the best of the Seller's  knowledge,  was qualified to do business in the jurisdiction where the related  Mortgaged  Property is located,  insuring  the Seller and its  successors  and assigns  that the
Mortgage  is a first  priority  lien on the related  Mortgaged  Property in the  original  principal  amount of the
Mortgage  Loan.  The Seller is the sole  insured  under such  lender's  title  insurance  policy,  and such policy, binder or  assurance  is valid and  remains in full force and effect,  and each such  policy,  binder or  assurance shall contain all applicable endorsements including a negative amortization endorsement, if applicable;

                  (xiv)    as of the  Closing  Date,  the  improvements  on  each  Mortgaged  Property  securing  a
Mortgage Loan are insured (by an insurer  which is acceptable to the Seller)  against loss by fire and such hazards as are covered under a standard  extended  coverage  endorsement  in the locale in which the Mortgaged  Property is located,  in an  amount  which is not less than the  lesser  of the  maximum  insurable  value of the  improvements securing such  Mortgage Loan or the unpaid  principal  balance of the Mortgage  Loan,  but in no event in an amount less than an amount that is required to prevent the Mortgagor from being deemed to be a co-insurer  thereunder;  if the improvement on the Mortgaged  Property is a condominium  unit, it is included under the coverage  afforded by a blanket policy for the condominium  project;  if upon origination of the related Mortgage Loan, the improvements on the Mortgaged  Property were in an area identified as a federally  designated  flood area, a flood insurance policy is in effect in an amount  representing  coverage  not less than the least of (i) the unpaid  principal  balance of the Mortgage  Loan,  (ii) the  restorable  cost of  improvements  located on such  Mortgaged  Property or (iii) the maximum  coverage  available  under federal law; and each Mortgage  obligates the Mortgagor  thereunder to maintain the insurance referred to above at the Mortgagor's cost and expense;

                  (xv)     each Mortgage Loan  constitutes a "qualified  mortgage" under Section  860G(a)(3)(A)  of the Internal  Revenue  Code and Treasury  Regulation  Section  1.860G-2(a)(1),  (2),  (4),  (5),  (6), (7) and (9),
without reliance on the provisions of Treasury  Regulation  Section  1.860G-2(a)(3) or Treasury  Regulation Section
1.860G-2(f)(2)  or any other  provision  that would allow a Mortgage  Loan to be treated as a "qualified  mortgage"
notwithstanding  its failure to meet the  requirements of Section  860G(a)(3)(A)  of the Internal  Revenue Code and
Treasury Regulation Section 1.860G-2(a)(1), (2), (4), (5), (6), (7) and (9);

                  (xvi)    each  Mortgage  Loan was  originated  or funded by (a) a savings  and loan  association, savings bank,  commercial  bank,  credit union,  insurance  company or similar  institution  that is supervised and examined by a federal or state  authority (or  originated by (i) a subsidiary of any of the foregoing  institutions which subsidiary is actually supervised and examined by applicable  regulatory  authorities or (ii) a mortgage loan correspondent  of any of the foregoing and that was originated  pursuant to the criteria  established by any of the foregoing in a manner such that the related  Mortgage  Loan would be regarded  for purposes of Section  3(a)(41) of the  Securities and Exchange Act of 1934, as amended,  as having been  originated by any of the foregoing) or (b) a mortgagee  approved by the  Secretary  of Housing  and Urban  Development  pursuant to Sections  203 and 211 of the
National Housing Act, as amended;

                                                         11

                  (xvii)   none of the  Mortgage  Loans are (a) loans  subject  to 12 CFR  Section  226.31,  12 CFR
Section 226.32 or 12 CFR Section  226.34,  as amended,  or (b) "high cost home,"  "covered"  (excluding  home loans defined as  "covered  home  loans" in the New  Jersey  Home  Ownership  Security  Act of 2002 that were  originated between  November 26, 2003 and July 7, 2004),  "high risk home" or "predatory"  loans under any  applicable  state, federal or local law (or a similarly  classified loan using different  terminology under a law imposing  heightened regulatory  scrutiny or additional  legal  liability for  residential  mortgage  loans having high interest  rates, points and/or fees);

                  (xviii)  no Mortgage  Loan (a) is a "high cost loan" or  "covered  loan" as  applicable  (as such terms are  defined in the current  version of the S&P  LEVELS®  Glossary,  which is now  Version  5.7,  Appendix E, attached  hereto as Exhibit 3, or, with respect to a  Substitute  Mortgage  Loan,  as such terms are defined in the version of the S&P LEVELS®  Glossary in effect at the time such Mortgage Loan becomes a Substitute  Mortgage  Loan)
or (b) was  originated  on or after  October 1, 2002  through  March 6, 2003 and is governed  by the  Georgia  Fair
Lending Act;

                  (xix)    the  information  set forth in Annex I of the Prospectus  Supplement with respect to the
Mortgage Loans is true and correct in all material respects;

                  (xx)     each  Mortgage  Loan was  originated  generally  in  accordance  with  the  underwriting guidelines of the Seller;

                  (xxi)    each  original  Mortgage  has been  recorded or is in the  process of being  recorded in accordance with the  requirements of this Agreement in the  jurisdiction  where the related  Mortgaged  Property is located;

                  (xxii)   the related  Mortgage File contains  each of the  documents  and  instruments  listed in the definition  thereof,  subject to any  exceptions,  substitutions  and  qualifications  as are set forth in this
Agreement;

                  (xxiii) each Mortgage Loan was serviced in accordance with accepted  servicing  practices  during the time period that it was serviced by the Seller; and

                  (xxiv)   at the time of  origination,  each  Mortgaged  Property  was the subject of an appraisal which  conformed to the  underwriting  requirements of the originator of the Mortgage Loan, and the appraisal is in a form  which  was  acceptable  to  Fannie  Mae or the  Federal  Home  Loan  Mortgage  Corporation  at the  time of origination.

                  It is understood and agreed that the  representations  and warranties set forth in this Section 7 will inure to the benefit of the Purchaser and its  successors  and assigns,  notwithstanding  any  restrictive  or qualified  endorsement  on any Mortgage  Note or assignment of Mortgage or the  examination  of any Mortgage  File.
Upon any  substitution for a Mortgage Loan, the  representations  and warranties set forth above shall be deemed to be made by the Seller as to any Substitute Mortgage Loan as of the date of substitution.

                                                         12

                  Upon  discovery by the Seller or upon notice to the Seller from the  Purchaser,  the Trustee or a
Servicer  of a breach  of the  Seller's  respective  representations  or  warranties  set  forth in  Section 7 that materially  and adversely  affects the interests of the Purchaser or its assignees in any Mortgage Loan, the Seller shall,  within 90 days from the  earlier of the date of  discovery  by the  Seller of such  breach and the date the
Seller receives  written notice of such breach,  (i) cure such breach in all material  respects,  (ii) purchase the affected  Mortgage  Loan at the  applicable  Repurchase  Price or (iii) if within  two years of the  Closing  Date, substitute a qualifying  Substitute  Mortgage  Loan in exchange for such  Mortgage  Loan.  The  obligations  of the
Seller to cure,  purchase or  substitute  a  qualifying  Substitute  Mortgage  Loan shall  constitute  the sole and exclusive  remedies  of the  Purchaser  or its  assignees  respecting  a breach of  representations  or  warranties hereunder  with  respect to the Mortgage  Loans.  A breach of the  representations  and  warranties  made in any of clause (xvii) or (xviii)(b)  of this Section 7 will be deemed to materially  and adversely  affect the value of the interests  of the  Purchaser  or its  assignees  in the related  Mortgage  Loan.  Any  repurchase  or  substitution required pursuant to this Section 7 shall be carried out in accordance with the requirements of Section 5.

                  Any cause of action  against  the Seller  relating to or arising out of a breach by the Seller of any  representations  and warranties made in this Section 7 shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Seller or written  notice  thereof by the party  discovering  such breach and (ii) failure by the Seller to cure such breach,  purchase such Mortgage  Loan or substitute a qualifying  Substitute  Mortgage Loan pursuant to the terms hereof.

                  SECTION 8.        Representations  and Warranties  Concerning the Seller. As of the Closing Date,
the Seller represents and warrants to the Purchaser as follows:

                  (i)      The Seller is a  corporation  duly  organized,  validly  existing  and in good  standing under the laws of the State of Delaware  and is in  compliance  with the laws of each state in which any  Mortgaged
Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan;

                  (ii)     The Seller  has the power and  authority  to make,  execute,  deliver  and  perform  its obligations under this Agreement and all of the transactions  contemplated under this Agreement,  and has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement;

                  (iii)    The Seller is not  required to obtain the consent of any other  Person or any  consents, licenses,  approvals or  authorizations  from, or registrations or declarations  with, any governmental  authority, bureau or agency in connection  with the  execution,  delivery,  performance,  validity or  enforceability  of this
Agreement, except for such consents,  licenses, approvals or authorizations,  or registrations or declarations,  as shall have been obtained or filed, as the case may be;

                                                         13

                  (iv)     The  execution  and  delivery of this  Agreement by the Seller and its  performance  and compliance with the terms of this Agreement will not violate the Seller's  Certificate of  Incorporation  or Bylaws
or  constitute a material  default (or an event which,  with notice or lapse of time, or both,  would  constitute a material  default)  under,  or  result in the  material  breach  of,  any  material  contract,  agreement  or other instrument to which the Seller is a party or which is applicable to the Seller or any of its assets;

                  (v)      There are no actions,  suits,  proceedings or investigations before any court, tribunal, administrative  agency,  arbitrator  or  governmental  body  pending  or,  to the best of the  Seller's  knowledge, threatened,  against  the Seller,  that,  if decided  adversely,  would  materially  and  adversely  affect (A) the condition  (financial  or  otherwise),  business  or  operations  of the  Seller,  (B) the ability of the Seller to perform its obligations  under, or the validity or  enforceability  of, this Agreement or the Pooling and Servicing
Agreement or (C) the transactions contemplated by this Agreement;

                  (vi)     This  Agreement  constitutes  a legal,  valid  and  binding  obligation  of the  Seller, enforceable  against  the  Seller  in  accordance  with its  terms,  except as  enforceability  may be  limited  by applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other  laws  affecting  the  enforcement  of creditors'  rights in general,  and by general  equity  principles,  regardless of whether such  enforceability  is considered in a proceeding in equity or at law;

                  (vii)    This  Agreement  constitutes  a valid  transfer and  assignment  to the Purchaser of all right,  title and  interest of the Seller in and to the  Mortgage  Loans and the other  Transferred  Property,  and nothing has been done by the Seller to impair the rights of the Purchaser or its assignees with respect thereto;

                  (viii)   The  Seller is not in  default  with  respect to any order or decree of any court or any order,  regulation or demand of any federal,  state,  or municipal  governmental  agency,  which default might have consequences  that would  materially and adversely  affect the condition  (financial or otherwise) or operations of the Seller or its properties or might have  consequences  that would  materially  adversely  affect its performance hereunder; and

                  (ix)     The  information  in  the  Prospectus  Supplement  described  in the  Sections  entitled
"SUMMARY—Mortgage  Pool,"  "THE  MORTGAGE  POOL" and  "ANNEX  I—MORTGAGE  POOL DATA"  does not  include  any untrue statement of a material fact or omit to state a material fact  necessary in order to make the  statements  made, in light of the circumstances under which they were made, not misleading.

                  SECTION 9.        Representations  and Warranties  Concerning  the  Purchaser.  As of the Closing
Date, the Purchaser represents and warrants to the Seller as follows:

                  (i)      The Purchaser (i) is a limited  liability  company duly organized,  validly existing and in good  standing  under the laws of the State of  Delaware  and (ii) is  qualified  and in good  standing  in each jurisdiction  where such  qualification  is necessary,  except where the failure so to qualify would not reasonably be  expected  to have a material  adverse  effect on the  Purchaser's  business as  presently  conducted  or on the
Purchaser's ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                                                         14

                  (ii)     The Purchaser  has full  corporate  power to own its property,  to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

                  (iii)    The  execution  and  delivery  by  the  Purchaser  of  this  Agreement  have  been  duly authorized by all necessary  corporate action on the part of the Purchaser;  and neither the execution and delivery by  the  Purchaser  of  this  Agreement,  nor  the  consummation  by  the  Purchaser  of  the  transactions  herein contemplated,  nor  compliance  by the  Purchaser  with the  provisions  hereof,  will conflict with or result in a breach of, or  constitute  a default  under,  any of the  provisions  of any law,  governmental  rule,  regulation, judgment,  decree or order binding on the Purchaser or its  properties or the  certificate  of formation or limited liability  company  agreement  of the  Purchaser,  except  those  conflicts,  breaches or defaults  which would not reasonably be expected to have a material  adverse effect on the  Purchaser's  ability to enter into this Agreement and to consummate the transactions contemplated hereby;

                  (iv)     The  execution,  delivery and  performance  by the  Purchaser of this  Agreement and the consummation by the Purchaser of the  transactions  contemplated  hereby do not require the consent or approval of, the  giving of notice to,  the  registration  with,  or the  taking of any other  action in respect  of, any state, federal or other governmental  authority or agency,  except those consents,  approvals,  notices,  registrations or other actions as have already been obtained, given or made;

                  (v)      This Agreement has been duly executed and delivered by the Purchaser  and,  assuming due authorization,  execution and delivery by the Seller,  constitutes a valid and binding  obligation of the Purchaser enforceable  against  it in  accordance  with its terms,  except as  enforceability  may be  limited by  applicable bankruptcy,  insolvency,  reorganization,  moratorium and other laws affecting the enforcement of creditors' rights in general,  and by general  equity  principles,  regardless  of whether such  enforceability  is  considered  in a proceeding in equity or at law; and

                  (vi)     there  are no  actions,  suits  or  proceedings  pending  or,  to the  knowledge  of the
Purchaser,  threatened,  against  the  Purchaser,  before or by any court,  administrative  agency,  arbitrator  or governmental  body (i) with respect to any of the transactions  contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of the Purchaser  will be determined  adversely to the Purchaser and will if determined  adversely to the Purchaser  materially and adversely  affect the Purchaser's  ability to perform its obligations  under this  Agreement;  and the  Purchaser  is not in default  with respect to any order of any court, administrative  agency,  arbitrator or governmental  body so as to materially and adversely affect the transactions contemplated by this Agreement.

                  SECTION 10.       Conditions to Closing.

                  (1)      The  obligations  of  the  Purchaser  under  this  Agreement  will  be  subject  to  the satisfaction, on or prior to the Closing Date, of the following conditions:

                                                         15

                           (a)      Each of the  obligations of the Seller  required to be performed at or prior to the Closing Date pursuant to the terms of this  Agreement  shall have been duly  performed and complied with in all material respects;  all of the  representations and warranties of the Seller under this Agreement shall be true and correct as of the dates  specified in all material  respects;  no event shall have occurred  which,  with notice or the passage of time,  would  constitute a default under this  Agreement;  and the  Purchaser  shall have received a certificate to that effect signed by an authorized officer of the Seller.

                           (b)      The Purchaser shall have received all of the following  closing  documents,  in such forms as are agreed upon and reasonably  acceptable to the Purchaser,  duly executed by all signatories  other than the Purchaser as required pursuant to the respective terms thereof:

                                    (i)     A  certificate  of an  officer of the  Seller  dated as of the  Closing
Date,  in a form  reasonably  acceptable  to the  Purchaser,  and attached  thereto  copies of the  Certificate  of
Incorporation  and By-Laws of the Seller and  evidence as to the good  standing of the Seller  dated as of a recent date; and

                                    (ii)    One or more  opinions of counsel from the Seller's  counsel in form and substance reasonably satisfactory to the Purchaser.

                           (c)      The  certificates  to be issued under the Pooling and  Servicing  Agreement and sold to  Wachovia  Capital  Markets,  LLC and RBS  Greenwich  Capital  shall have been  issued and sold to Wachovia
Capital Markets, LLC and RBS Greenwich Capital.

                           (d)      The Seller shall have  furnished to the Purchaser  such other  certificates  of its officers or others and such other  documents and opinions of counsel to evidence  fulfillment of the conditions set  forth in this  Agreement  and the  transactions  contemplated  hereby as the  Purchaser  and its  counsel  may reasonably request.

                  (2)      The   obligations  of  the  Seller  under  this  Agreement   shall  be  subject  to  the
satisfaction, on or prior to the Closing Date, of the following conditions:

                           (a)      The obligations of the Purchaser  required to be performed by it on or prior to the Closing Date pursuant to the terms of this  Agreement  shall have been duly  performed and complied with in all material  respects,  and all of the  representations  and warranties of the Purchaser under this Agreement shall be true and correct in all  material  respects as of the date  hereof,  and no event shall have  occurred  which would constitute a breach by it of the terms of this  Agreement,  and the Seller  shall have  received a  certificate  to that effect signed by an authorized officer of the Purchaser.

                           (b)      The  Seller  shall  have  received  copies  of  all of  the  following  closing documents,  in such  forms as are agreed  upon and  reasonably  acceptable  to the  Seller,  duly  executed  by all signatories other than the Seller as required pursuant to the respective terms thereof:

                                                         16

                                    (i)     A certificate  of an officer of the  Purchaser  dated as of the Closing
Date, in a form reasonably  acceptable to the Seller,  and attached  thereto copies of the Purchaser's  certificate of formation and limited liability company  agreement,  and evidence as to the good standing of the Purchaser dated as of a recent date; and

                                    (ii)         One or more  opinions of counsel from the  Purchaser's  counsel in form and substance reasonably satisfactory to the Seller.

                  SECTION 11.       Notices. All demands,  notices and communications hereunder shall be in writing but may be delivered by facsimile transmission  subsequently  confirmed in writing.  Notices to the Seller shall be directed to American Mortgage Network,  Inc., 10421 Wateridge Circle,  Suite 250, San Diego,  California 92121, and
notices to the  Purchaser  shall be directed to  Wachovia  Mortgage  Loan Trust,  LLC,  301 South  College  Street,
NC5578-Suite  G,  Charlotte,  NC 28288-5578;  or to any other address as may hereafter be furnished by one party to the other party by like notice.  Any such demand,  notice or  communication  hereunder shall be deemed to have been received on the date  received  at the  premises of the  addressee  (as  evidenced,  in the case of  registered  or certified  mail,  by the date noted on the return  receipt)  provided  that it is received on a business day during normal business hours and, if received after normal  business hours,  then it shall be deemed to be received on the next business day.

                  SECTION 12.       Assignment  by  Purchaser.   The  Seller   acknowledges  and  consents  to  the
Purchaser's  transfer  of its  interest in this  Agreement  to the  Trustee  pursuant to the Pooling and  Servicing
Agreement  and the  enforcement  by the  Trustee  of any  right or  remedy  against  the  Seller  pursuant  to this
Agreement.  Such  enforcement  of a right or remedy by the  Trustee  shall have the same force and effect as if the right or remedy had been enforced or exercised by the Purchaser  directly.  Notwithstanding  any other provision of this  Agreement,  the  sole  and  exclusive  right  and  remedy  of the  Trustee  with  respect  to a  breach  of a representation  or warranty of the Seller shall be the cure,  purchase or  substitution  obligations  of the Seller contained in Sections 5 and 7 hereof.

                  SECTION 13.       Representations,   Warranties   and   Agreements  to  Survive   Delivery.   All
representations,  warranties and agreements  contained in this Agreement,  or contained in certificates of officers of the Seller  submitted  pursuant  hereto,  shall remain  operative and in full force and effect and shall survive the sale of the Mortgage  Loans to the  Purchaser  and the transfer of the Mortgage  Loans by the  Purchaser to the
Trustee.

                  SECTION 14.       Severability.  If any  provision  of this  Agreement  shall  be  prohibited  or invalid under  applicable law, this Agreement shall be ineffective  only to such extent,  without  invalidating the remainder of this Agreement.

                  SECTION 15.       Counterparts.  This  Agreement may be executed in  counterparts,  each of which will be an original, but which together shall constitute one and the same agreement.

                                                         17

                  SECTION 16.       Amendment.  This Agreement  cannot be amended or modified in any manner without the prior written consent of each party.

                  SECTION 17.       GOVERNING LAW. THIS AGREEMENT  SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT  APPLICATION OF THE CONFLICTS OF LAWS PROVISIONS  THEREOF,  AND THE
OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                  SECTION 18.       Further  Assurances.  Each of the parties  agrees to execute  and deliver  such instruments  and take such  actions  as  another  party  may,  from time to time,  reasonably  request  in order to effectuate the purpose and to carry out the terms of this Agreement.

                  SECTION 19.       Successors and Assigns.  This Agreement  shall bind and inure to the benefit of and be  enforceable  by the Seller  and the  Purchaser  and their  permitted  successors  and  assigns.  The Seller acknowledges  and agrees that the Purchaser  may assign its rights under this  Agreement to the Trustee as provided in Section  12. Any person  into which the  Seller may be merged or  consolidated,  any person  resulting  from any merger or  consolidation  involving  the Seller,  any person  resulting  from a change in form of the Seller or any person  succeeding to the business of the Seller,  shall be considered the "successor" of the Seller  hereunder and shall be  considered a party hereto  without the  execution or filing of any paper or any further act or consent on the part of any party hereto.  Except as provided in this Section and in Section 12 hereto,  this Agreement  cannot be assigned by either party hereto without the written consent of the other parties to this Agreement.

                  SECTION 20.       Maintain Rights in Effect.  The Seller and the Purchaser will each keep in full effect all rights  with  respect  to itself as are  necessary  to perform  its  respective  obligations  under this
Agreement.

                  SECTION 21.       Entire   Agreement.   This   Agreement   contains  the  entire   agreement  and
understanding  between  the parties  with  respect to the  subject  matter  hereof,  and  supersedes  all prior and contemporaneous  agreements,  understandings,  inducements and conditions,  express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof.

                  SECTION 22.       No  Partnership.  Nothing  herein  contained  shall be deemed or  construed  to create a partnership or joint venture between the parties hereto.

                  SECTION 23.       Enforcement of  Representations  and Warranties  regarding the Mortgage  Loans.
Wachovia Bank, N.A. hereby agrees that the Trustee,  as assignee of the Purchaser,  shall have the right to enforce against  Wachovia Bank,  N.A. the obligation of the Seller set forth in the  penultimate  paragraph of Section 7 to repurchase  any  Mortgage  Loan as to which there  exists a breach of a  representation  or  warranty  set forth in
Section 7 that  materially  and adversely  affects the interests of the Purchaser or its assignees in such Mortgage
Loan,  to the  extent  the  Seller  fails to  perform  its  obligations  under  Section 7 to cure,  repurchase,  or substitute with respect to such Mortgage Loan.

                                                         18

                                    [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                                                         19

         IN WITNESS  WHEREOF,  the parties  hereto have caused their names to be signed hereto by their  respective duly authorized officers as of the date first above written.

                                                              WACHOVIA MORTGAGE LOAN TRUST, LLC

                                                              By:      /s/ Robert Perret
                                                              Name:    Robert Perret
                                                              Title:   Vice President

                                                              AMERICAN MORTGAGE NETWORK, INC.

                                                              By:      /s/ Anna Martinez
                                                              Name:    Anna Martinez
                                                              Title:   Senior Vice President

ACKNOWLEDGED AND AGREED
as to Section 23:

WACHOVIA BANK, N.A.

By:    /s/ Robert Perret
Name:  Robert Perret
Title: Vice President

                                                     EXHIBIT 1

                                         MORTGAGE LOAN SCHEDULE INFORMATION

         The Mortgage Loan Schedule shall set forth the following information with respect to each Mortgage Loan:

(a)      the city, state and zip code of the Mortgaged Property;

(b)      the property type;

(c)      the Mortgage Interest Rate;

(d)      the servicing fee rate;

(e)      the net mortgage interest rate;

(f)      the stated original term to maturity;

(g)      the maturity date;

(h)      the stated remaining term to maturity;

(i)      the original principal balance;

(j)      the first payment date;

(k)      the principal and interest payment in effect as of the Cut-off Date;

(l)      the unpaid principal balance as of the Cut-off Date;

(m)      the loan-to-value ratio at origination;

(n)      the paid-through date;

(o)      the insurer of any primary mortgage insurance policy;

(p)      the gross margin;

(q)      the maximum Mortgage Interest Rate;

(r)      the minimum Mortgage Interest Rate;

(s)      the periodic rate cap;

(t)      the number of days delinquent, if any;

(u)      the prepayment charge, if any; and

(v)      the term for which the Mortgage Interest Rate is fixed.

Such schedule also shall set forth for all of the Mortgage  Loans,  the total number of Mortgage  Loans,  the total of each of the amounts  described  under (i) and (l) above,  the weighted  average by  principal  balance as of the
Cut-off Date of each of the rates described under (c), (d) and (e) above, and the weighted  average  remaining term to maturity by unpaid principal balance as of the Cut-off Date.

                                                         Ex. 1-2

                                                     EXHIBIT 2

                                               SCHEDULE OF LOST NOTES

                                              (Provided upon request)

                                                     EXHIBIT 3

                                                                                REVISED October 20, 2006

APPENDIX  E - Standard & Poor's Predatory Lending Categories

Standard & Poor's has categorized loans governed by anti-predatory  lending laws in the Jurisdictions  listed below into three  categories  based upon a combination of factors that include (a) the risk exposure  associated with the assignee  liability and (b) the tests and  thresholds set forth in those laws.  Note that certain loans  classified by the  relevant  statute as Covered  are  included  in  Standard & Poor's  High Cost Loan  Category  because  they included thresholds and tests that are typical of what is generally considered High Cost by the industry.

Standard & Poor's High Cost Loan Categorization

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------- ------------------------------------------------- --------------------------------

Arkansas                           Arkansas Home Loan Protection Act, Ark. Code      High Cost Home Loan
                                   Ann. §§ 23-53-101 et seq.

                                   Effective July 16, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Cleveland Heights, OH              Ordinance No. 72-2003 (PSH), Mun. Code §§         Covered Loan
                                   757.01 et seq.

                                   Effective June 2, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Colorado                           Consumer Equity Protection, Colo. Stat. Ann. §§   Covered Loan
                                   5-3.5-101 et seq.

                                   Effective for covered loans offered or entered
                                   into on or after January 1, 2003. Other
                                   provisions of the Act took effect on June 7,
                                   2002
---------------------------------- ------------------------------------------------- --------------------------------

Connecticut                        Connecticut Abusive Home Loan Lending Practices   High Cost Home Loan
                                   Act, Conn. Gen. Stat. §§ 36a-746 et seq.

                                   Effective October 1, 2001
---------------------------------- ------------------------------------------------- --------------------------------

District of Columbia               Home Loan Protection Act, D.C. Code §§            Covered Loan
                                   26-1151.01 et seq.

                                   Effective for loans closed on or after January
                                   28, 2003
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Florida                            Fair Lending Act, Fla. Stat. Ann. §§ 494.0078     High Cost Home Loan
                                   et seq.

                                   Effective October 2, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        High Cost Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Georgia as amended (Mar. 7, 2003   Georgia Fair Lending Act, Ga. Code Ann. §§        High Cost Home Loan
- current)                         7-6A-1 et seq.

                                   Effective for loans closed on or after March 7,
                                   2003
---------------------------------- ------------------------------------------------- --------------------------------

HOEPA Section 32                   Home Ownership and Equity Protection Act of       High Cost Loan
                                   1994, 15 U.S.C. § 1639, 12 C.F.R. §§ 226.32 and
                                   226.34

                                   Effective October 1, 1995, amendments October
                                   1, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Illinois                           High Risk Home Loan Act, Ill. Comp. Stat. tit.    High Risk Home Loan
                                   815, §§ 137/5 et seq.

                                   Effective January 1, 2004 (prior to this date,
                                   regulations under Residential Mortgage License
                                   Act effective from May 14, 2001)
---------------------------------- ------------------------------------------------- --------------------------------
                                   Indiana Home Loan Practices Act, Ind. Code Ann.
Indiana                            §§ 24-9-1-1 et seq.                               High Cost Home Loans

                                   Effective January 1, 2005; amended by 2005 HB
                                   1179, effective July 1, 2005
---------------------------------- ------------------------------------------------- --------------------------------

Kansas                             Consumer Credit Code, Kan. Stat. Ann. §§          High Loan to Value Consumer
                                   16a-1-101 et seq.                                 Loan (id. § 16a-3-207) and;

                                   Sections 16a-1-301 and 16a-3-207 became
                                   effective April 14, 1999; Section 16a-3-308a
                                   became effective July 1, 1999
---------------------------------- ------------------------------------------------- --------------------------------

                                                                                     High APR Consumer Loan (id. §
                                                                                     16a-3-308a)
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Kentucky                           2003 KY H.B. 287 - High Cost Home Loan Act, Ky.   High Cost Home Loan
                                   Rev. Stat. §§ 360.100 et seq.

                                   Effective June 24, 2003
---------------------------------- ------------------------------------------------- --------------------------------

Maine                              Truth in Lending, Me. Rev. Stat. tit. 9-A, §§     High Rate High Fee Mortgage
                                   8-101 et seq.

                                   Effective September 29, 1995 and as amended
                                   from time to time
---------------------------------- ------------------------------------------------- --------------------------------

Massachusetts                      Part 40 and Part 32, 209 C.M.R. §§ 32.00 et       High Cost Home Loan
                                   seq. and 209 C.M.R. §§ 40.01 et seq.

                                   Effective March 22, 2001 and amended from time
                                   to time
---------------------------------- ------------------------------------------------- --------------------------------

Nevada                             Assembly Bill No. 284, Nev. Rev. Stat. §§         Home Loan
                                   598D.010 et seq.

                                   Effective October 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   High Cost Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      High Cost Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------

New York                           N.Y. Banking Law Article 6-l                      High Cost Home Loan

                                   Effective for applications made on or after
                                   April 1, 2003
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    High Cost Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------------------------------------------------------------------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Ohio                               H.B. 386 (codified in various sections of the     Covered Loan
                                   Ohio Code), Ohio Rev. Code Ann. §§ 1349.25 et
                                   seq.

                                   Effective May 24, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Rhode Island                       Rhode Island Home Loan Protection Act, R.I.       High Cost Home Loan
                                   Gen. Laws §§ 34-25.2-1 et seq.  Effective
                                   December 31, 2006
---------------------------------- ------------------------------------------------- --------------------------------

Oklahoma                           Consumer Credit Code (codified in various         Subsection 10 Mortgage
                                   sections of Title 14A)

                                   Effective July 1, 2000; amended effective
                                   January 1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        High Cost Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

Tennessee                          Tennessee Home Loan Protection Act, Tenn. Code    High Cost Home Loan
                                   Ann. §§ 45-20-101 et seq.  Effective January 1,
                                   2007
---------------------------------- ------------------------------------------------- --------------------------------

West Virginia                      West Virginia Residential Mortgage Lender,        West Virginia Mortgage Loan
                                   Broker and Servicer Act, W. Va. Code Ann. §§      Act Loan
                                   31-17-1 et seq.

                                   Effective June 5, 2002
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Covered Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        Covered Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Covered Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective November 27, 2003 - July 5, 2004
---------------------------------- ------------------------------------------------- --------------------------------

Standard & Poor's Home Loan Categorization

---------------------------------- ------------------------------------------------- --------------------------------
       State/Jurisdiction           Name of Anti-Predatory Lending Law/Effective       Category under Applicable
                                                         Date                          Anti-Predatory Lending Law
---------------------------------- ------------------------------------------------- --------------------------------

Georgia (Oct. 1, 2002 - Mar. 6,    Georgia Fair Lending Act, Ga. Code Ann. §§        Home Loan
2003)                              7-6A-1 et seq.

                                   Effective October 1, 2002 - March 6, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Jersey                         New Jersey Home Ownership Security Act of 2002,   Home Loan
                                   N.J. Rev. Stat. §§ 46:10B-22 et seq.

                                   Effective for loans closed on or after November
                                   27, 2003
---------------------------------- ------------------------------------------------- --------------------------------

New Mexico                         Home Loan Protection Act, N.M. Rev. Stat. §§      Home Loan
                                   58-21A-1 et seq.

                                   Effective as of January 1, 2004; Revised as of
                                   February 26, 2004
---------------------------------- ------------------------------------------------- --------------------------------

North Carolina                     Restrictions and Limitations on High Cost Home    Consumer Home Loan
                                   Loans, N.C. Gen. Stat. §§ 24-1.1E et seq.

                                   Effective July 1, 2000; amended October 1, 2003
                                   (adding open-end lines of credit)
---------------------------------- ------------------------------------------------- --------------------------------

South Carolina                     South Carolina High Cost and Consumer Home        Consumer Home Loan
                                   Loans Act, S.C. Code Ann. §§ 37-23-10 et seq.

                                   Effective for loans taken on or after January
                                   1, 2004
---------------------------------- ------------------------------------------------- --------------------------------

                                                    SCHEDULE A

                                              MORTGAGE LOAN SCHEDULE

WMLT 2006-ALT1 Seller: AmNet Loans

SELLER_LOANID             LOANID            CITY                          STATE    ZIP
206-051646                0080016063        APOLLO BEACH                  FL       33572
225-356317                0080016246        ELSMERE                       KY       41018
225-370115                0080016299        BROOKLYN                      NY       11219
225-301431                0080016576        N LAS VEGAS, NV               NV       89032
225-080044                0080016606        SIMI VALLEY, CA               CA       93063
225-043033                0080016691        DOVER TOWNSHIP, NJ            NJ       08739
225-013452                0080017074        SAN RAFAEL, CA                CA       94901
225-186233                0080017082        BRIDGEWATER, NJ               NJ       08807
225-211319                0080017084        NEWARK, DE                    DE       19713
225-214431                0080017086        ATLANTA, GA                   GA       30307
206-092571                0080017292        SPRING HILL, TN               TN       37174
225-300362                0080017496        OXFORD, CT                    CT       06793
225-174511                0080017950        CORONA, CA                    CA       92881
225-315122                0080017956        ENGLEWOOD, CO                 CO       80110
206-142188                0080017977        STOCKTON, CA                  CA       95219
206-124538                0080018340        PORTLAND, OR                  OR       97266
206-159188                0080018398        BENSON, AZ                    AZ       85602
206-181728                0080018438        AURORA, CO                    CO       80015
206-188536                0080018452        PORT ST LUCIE, FL             FL       34983
206-206950                0080018490        MIAMI BEACH, FL               FL       33139
225-245728                0080018524        VAN NUYS AREA, CA             CA       91406
225-277221                0080018527        TACOMA, WA                    WA       98445
206-036752                0080018986        OCEANSIDE                     CA       92054
206-039271                0080018987        N MIAMI BCH                   FL       33179
206-061641                0080018991        WASHINGTON                    DC       20002
206-186681                0080019113        BROOKLYN                      NY       11208
206-197543                0080019154        GUATAY                        CA       91931
206-204825                0080019187        SAN DIEGO                     CA       92110
206-211040                0080019201        SEATTLE                       WA       98133
206-224346                0080019258        JACKSONVILLE                  FL       32223
206-227795                0080019272        REDMOND                       OR       97756
206-234082                0080019301        MESA                          AZ       85207
206-236034                0080019313        FORT COLLINS                  CO       80524
206-255284                0080019366        NORTHBROOK                    IL       60062
206-281684                0080019396        TAMPA                         FL       33626
225-122693                0080019405        THOUSAND OAKS                 CA       91362
225-175959                0080019406        TALLAHASSEE                   FL       32311
206-230931                0080019452        UPPER MARLBORO                MD       20774

SELLER_LOANID             PROPTYPE                                          MORTGAGE_INTEREST_RATE                SERVICING_FEE_RATE             NET_MORTGAGE_INTEREST_RATE
206-051646                Single Family                                                      6.875                         0.25                                      6.6225
225-356317                2 Family                                                           6.625                         0.25                                      6.3725
225-370115                2 Family                                                            7.75                         0.25                                      7.4975
225-301431                Single Family                                                       5.75                         0.25                                      5.4975
225-080044                Single Family                                                      6.375                         0.25                                      6.1225
225-043033                Single Family                                                      6.125                         0.25                                      5.8725
225-013452                Single Family                                                       5.75                         0.25                                      5.4975
225-186233                Single Family                                                       6.25                         0.25                                      5.9975
225-211319                Single Family                                                      5.875                         0.25                                      5.6225
225-214431                4 Family                                                            7.75                         0.25                                      7.4975
206-092571                Single Family                                                      6.625                         0.25                                      6.3725
225-300362                Single Family                                                       6.75                         0.25                                      6.4975
225-174511                Single Family                                                       6.75                         0.25                                      6.4975
225-315122                Single Family                                                        6.5                         0.25                                      6.2475
206-142188                Single Family                                                        6.5                         0.25                                      6.2475
206-124538                Single Family                                                      6.625                         0.25                                      6.3725
206-159188                Single Family                                                      8.125                         0.25                                      7.8725
206-181728                Single Family                                                          7                         0.25                                      6.7475
206-188536                Single Family                                                       7.25                         0.25                                      6.9975
206-206950                Lo-rise CONDO 1 to 3 stories                                       6.875                         0.25                                      6.6225
225-245728                Lo-rise CONDO 1 to 3 stories                                       6.875                         0.25                                      6.6225
225-277221                Single Family                                                      6.375                         0.25                                      6.1225
206-036752                Single Family                                                      7.125                         0.25                                      6.8725
206-039271                Single Family                                                       6.75                         0.25                                      6.4975
206-061641                Single Family                                                        6.5                         0.25                                      6.2475
206-186681                2 Family                                                             6.5                         0.25                                      6.2475
206-197543                Single Family                                                          7                         0.25                                      6.7475
206-204825                Single Family                                                      6.625                         0.25                                      6.3725
206-211040                Single Family                                                      6.375                         0.25                                      6.1225
206-224346                Single Family                                                      7.875                         0.25                                      7.6225
206-227795                Single Family                                                      8.125                         0.25                                      7.8725
206-234082                Single Family                                                      6.375                         0.25                                      6.1225
206-236034                Single Family                                                      6.875                         0.25                                      6.6225
206-255284                Single Family                                                       7.25                         0.25                                      6.9975
206-281684                Single Family                                                          7                         0.25                                      6.7475
225-122693                Single Family                                                      6.375                         0.25                                      6.1225
225-175959                Single Family                                                      6.875                         0.25                                      6.6225
206-230931                Lo-rise CONDO 1 to 3 stories                                       6.875                         0.25                                      6.6225

SELLER_LOANID             PROPTYPE                                   ORIGINAL_TERM         MATURITY_DATE          REMAINING_TERM
206-051646                Single Family                                        360              2/1/2036                     350
225-356317                2 Family                                             360              2/1/2036                     350
225-370115                2 Family                                             360              2/1/2036                     350
225-301431                Single Family                                        360              2/1/2036                     350
225-080044                Single Family                                        360             11/1/2035                     347
225-043033                Single Family                                        360             12/1/2035                     348
225-013452                Single Family                                        360             11/1/2035                     347
225-186233                Single Family                                        360              1/1/2036                     349
225-211319                Single Family                                        360              1/1/2036                     349
225-214431                4 Family                                             360             12/1/2035                     348
206-092571                Single Family                                        360              3/1/2036                     351
225-300362                Single Family                                        360              2/1/2036                     350
225-174511                Single Family                                        360             12/1/2035                     348
225-315122                Single Family                                        360              2/1/2036                     350
206-142188                Single Family                                        360              4/1/2036                     352
206-124538                Single Family                                        360              4/1/2036                     352
206-159188                Single Family                                        360              4/1/2036                     352
206-181728                Single Family                                        360              4/1/2036                     352
206-188536                Single Family                                        360              4/1/2036                     352
206-206950                Lo-rise CONDO 1 to 3 stories                         360              4/1/2036                     352
225-245728                Lo-rise CONDO 1 to 3 stories                         360              4/1/2036                     352
225-277221                Single Family                                        360              4/1/2036                     352
206-036752                Single Family                                        360              2/1/2036                     350
206-039271                Single Family                                        360              2/1/2036                     350
206-061641                Single Family                                        360              2/1/2036                     350
206-186681                2 Family                                             360              4/1/2036                     352
206-197543                Single Family                                        360              4/1/2036                     352
206-204825                Single Family                                        360              4/1/2036                     352
206-211040                Single Family                                        360              4/1/2036                     352
206-224346                Single Family                                        360              4/1/2036                     352
206-227795                Single Family                                        360              4/1/2036                     352
206-234082                Single Family                                        360              4/1/2036                     352
206-236034                Single Family                                        360              4/1/2036                     352
206-255284                Single Family                                        360              4/1/2036                     352
206-281684                Single Family                                        360              4/1/2036                     352
225-122693                Single Family                                        360             12/1/2035                     348
225-175959                Single Family                                        360             12/1/2035                     348
206-230931                Lo-rise CONDO 1 to 3 stories                         360              4/1/2036                     352

SELLER_LOANID             PROPTYPE                                     ORIGINAL_BALANCE           FIRST_PAY_DATE            PRINCIPAL_AND_INTEREST
206-051646                Single Family                                      224,000.00               3/1/2006                            1,283.33
225-356317                2 Family                                           128,000.00               3/1/2006                              706.67
225-370115                2 Family                                           756,000.00               3/1/2006                            4,882.50
225-301431                Single Family                                      196,400.00               3/1/2006                              941.08
225-080044                Single Family                                      496,800.00              12/1/2005                            2,639.25
225-043033                Single Family                                      675,000.00               1/1/2006                            3,445.31
225-013452                Single Family                                      305,000.00              12/1/2005                            1,461.11
225-186233                Single Family                                      476,000.00               2/1/2006                            2,479.17
225-211319                Single Family                                      160,000.00               2/1/2006                              946.47
225-214431                4 Family                                           492,000.00               1/1/2006                            3,177.50
206-092571                Single Family                                      121,800.00               4/1/2006                               779.9
225-300362                Single Family                                      242,400.00               3/1/2006                            1,363.50
225-174511                Single Family                                      568,000.00               1/1/2006                            3,195.00
225-315122                Single Family                                      188,000.00               3/1/2006                            1,018.33
206-142188                Single Family                                      500,000.00               5/1/2006                            2,708.33
206-124538                Single Family                                      128,000.00               5/1/2006                              706.67
206-159188                Single Family                                       85,500.00               5/1/2006                              578.91
206-181728                Single Family                                      143,920.00               5/1/2006                              839.53
206-188536                Single Family                                      272,300.00               5/1/2006                            1,645.15
206-206950                Lo-rise CONDO 1 to 3 stories                       199,052.00               5/1/2006                            1,140.40
225-245728                Lo-rise CONDO 1 to 3 stories                       295,750.00               5/1/2006                            1,694.40
225-277221                Single Family                                      180,300.00               5/1/2006                              957.84
206-036752                Single Family                                      495,200.00               3/1/2006                            2,940.17
206-039271                Single Family                                      159,200.00               3/1/2006                               895.5
206-061641                Single Family                                      400,000.00               3/1/2006                            2,166.67
206-186681                2 Family                                           417,150.00               5/1/2006                            2,259.56
206-197543                Single Family                                      252,000.00               5/1/2006                            1,470.00
206-204825                Single Family                                      552,000.00               5/1/2006                            3,047.50
206-211040                Single Family                                      204,400.00               5/1/2006                            1,085.88
206-224346                Single Family                                      155,200.00               5/1/2006                            1,018.50
206-227795                Single Family                                      369,000.00               5/1/2006                            2,739.82
206-234082                Single Family                                      158,400.00               5/1/2006                               841.5
206-236034                Single Family                                      137,600.00               5/1/2006                              788.33
206-255284                Single Family                                      440,000.00               5/1/2006                            3,001.58
206-281684                Single Family                                      155,522.00               5/1/2006                              907.21
225-122693                Single Family                                      980,000.00               1/1/2006                            5,203.48
225-175959                Single Family                                      750,000.00               1/1/2006                            4,296.88
206-230931                Lo-rise CONDO 1 to 3 stories                       190,400.00               5/1/2006                            1,090.83

SELLER_LOANID             PROPTYPE                                     PRINCIPAL_BALANCE           ORIGINAL_LTV         PAID_THROUGH_DATE
206-051646                Single Family                                       224,000.00                78.6                    11/1/2006
225-356317                2 Family                                            128,000.00                  80                    11/1/2006
225-370115                2 Family                                            756,000.00                  80                    11/1/2006
225-301431                Single Family                                       196,305.91               79.98                    11/1/2006
225-080044                Single Family                                       496,800.00                  80                    12/1/2006
225-043033                Single Family                                       674,827.73               41.28                    11/1/2006
225-013452                Single Family                                       304,126.93                30.5                    11/1/2006
225-186233                Single Family                                       475,998.95                73.8                    11/1/2006
225-211319                Single Family                                       158,332.20                  80                    11/1/2006
225-214431                4 Family                                            492,000.00                  75                    11/1/2006
206-092571                Single Family                                       120,810.98               79.71                    12/1/2006
225-300362                Single Family                                       242,399.92                  80                    12/1/2006
225-174511                Single Family                                       567,838.75                  80                    11/1/2006
225-315122                Single Family                                       187,900.00                  80                    11/1/2006
206-142188                Single Family                                       499,954.58               79.74                    11/1/2006
206-124538                Single Family                                       127,987.98                  80                    11/1/2006
206-159188                Single Family                                        85,500.00                  95                    11/1/2006
206-181728                Single Family                                       143,920.00                  80                    11/1/2006
206-188536                Single Family                                       272,299.99               79.99                    12/1/2006
206-206950                Lo-rise CONDO 1 to 3 stories                        199,052.00               69.63                    11/1/2006
225-245728                Lo-rise CONDO 1 to 3 stories                        295,449.43                  80                    11/1/2006
225-277221                Single Family                                       180,300.00               79.97                    11/1/2006
206-036752                Single Family                                       495,093.56                  80                    12/1/2006
206-039271                Single Family                                       159,200.00                79.6                    11/1/2006
206-061641                Single Family                                       399,999.35                  80                    11/1/2006
206-186681                2 Family                                            417,150.00                  90                    11/1/2006
206-197543                Single Family                                       251,983.06                  80                    11/1/2006
206-204825                Single Family                                       552,000.00                  80                    11/1/2006
206-211040                Single Family                                       204,400.00                  80                    12/1/2006
206-224346                Single Family                                       155,200.00                  80                    11/1/2006
206-227795                Single Family                                       367,275.60                  90                    11/1/2006
206-234082                Single Family                                       158,400.00                  80                    12/1/2006
206-236034                Single Family                                       137,600.00                  80                    11/1/2006
206-255284                Single Family                                       437,553.27                  80                    11/1/2006
206-281684                Single Family                                       155,446.69                  70                    11/1/2006
225-122693                Single Family                                       979,479.45                  70                    11/1/2006
225-175959                Single Family                                       749,136.94                  75                    12/1/2006
206-230931                Lo-rise CONDO 1 to 3 stories                        190,399.92                  80                    11/1/2006

SELLER_LOANID             PROPTYPE                           PRIMARY_MORTGAGE_INSURER                                 GROSS_MARGIN                      MAXIMUM_MORTGAGE_INTEREST_RATE
206-051646                Single Family                      No PMI Required                                                  2.25                                              12.875
225-356317                2 Family                           No PMI Required                                                  2.25                                              12.625
225-370115                2 Family                           No PMI Required                                                  2.25                                               13.75
225-301431                Single Family                      No PMI Required                                                  2.25                                               11.75
225-080044                Single Family                      No PMI Required                                                  2.25                                              12.375
225-043033                Single Family                      No PMI Required                                                  2.25                                              12.125
225-013452                Single Family                      No PMI Required                                                  2.25                                               11.75
225-186233                Single Family                      No PMI Required                                                  2.25                                               12.25
225-211319                Single Family                      No PMI Required                                                  2.25                                              11.875
225-214431                4 Family                           No PMI Required                                                  2.25                                               13.75
206-092571                Single Family                      No PMI Required                                                  2.25                                              12.625
225-300362                Single Family                      No PMI Required                                                  2.25                                               12.75
225-174511                Single Family                      No PMI Required                                                  2.25                                               12.75
225-315122                Single Family                      No PMI Required                                                  2.25                                                12.5
206-142188                Single Family                      No PMI Required                                                  2.25                                                12.5
206-124538                Single Family                      No PMI Required                                                  2.25                                              12.625
206-159188                Single Family                      General Electric Mortgage Insurance Co.                          2.25                                              14.125
206-181728                Single Family                      No PMI Required                                                  2.25                                                  13
206-188536                Single Family                      No PMI Required                                                  2.25                                               13.25
206-206950                Lo-rise CONDO 1 to 3 stories       No PMI Required                                                  2.25                                              12.875
225-245728                Lo-rise CONDO 1 to 3 stories       No PMI Required                                                  2.25                                              12.875
225-277221                Single Family                      No PMI Required                                                  2.25                                              12.375
206-036752                Single Family                      No PMI Required                                                  2.25                                              13.125
206-039271                Single Family                      No PMI Required                                                  2.25                                               12.75
206-061641                Single Family                      No PMI Required                                                  2.25                                                12.5
206-186681                2 Family                           General Electric Mortgage Insurance Co.                          2.25                                                12.5
206-197543                Single Family                      No PMI Required                                                  2.25                                                  13
206-204825                Single Family                      No PMI Required                                                  2.25                                              12.625
206-211040                Single Family                      No PMI Required                                                  2.25                                              12.375
206-224346                Single Family                      No PMI Required                                                  2.25                                              13.875
206-227795                Single Family                      General Electric Mortgage Insurance Co.                          2.25                                              14.125
206-234082                Single Family                      No PMI Required                                                  2.25                                              12.375
206-236034                Single Family                      No PMI Required                                                  2.25                                              12.875
206-255284                Single Family                      No PMI Required                                                  2.25                                               13.25
206-281684                Single Family                      No PMI Required                                                  2.25                                                  13
225-122693                Single Family                      No PMI Required                                                  2.25                                              12.375
225-175959                Single Family                      No PMI Required                                                  2.25                                              12.875
206-230931                Lo-rise CONDO 1 to 3 stories       No PMI Required                                                  2.25                                              12.875

SELLER_LOANID             PROPTYPE                                               MINIMUM_MORTGAGE_INTEREST_RATE           PERIODIC_RATE_CAP      DAYS_DQ
206-051646                Single Family                                                                    2.25                           2            0
225-356317                2 Family                                                                         2.25                           2            0
225-370115                2 Family                                                                         2.25                           2            0
225-301431                Single Family                                                                    2.25                           2            0
225-080044                Single Family                                                                    2.25                           2            0
225-043033                Single Family                                                                    2.25                           2            0
225-013452                Single Family                                                                    2.25                           2            0
225-186233                Single Family                                                                    2.25                           2            0
225-211319                Single Family                                                                    2.25                           2            0
225-214431                4 Family                                                                         2.25                           2            0
206-092571                Single Family                                                                    2.25                           2            0
225-300362                Single Family                                                                    2.25                           2            0
225-174511                Single Family                                                                    2.25                           2            0
225-315122                Single Family                                                                    2.25                           2            0
206-142188                Single Family                                                                    2.25                           2            0
206-124538                Single Family                                                                    2.25                           2            0
206-159188                Single Family                                                                    2.25                           2            0
206-181728                Single Family                                                                    2.25                           2            0
206-188536                Single Family                                                                    2.25                           2            0
206-206950                Lo-rise CONDO 1 to 3 stories                                                     2.25                           2            0
225-245728                Lo-rise CONDO 1 to 3 stories                                                     2.25                           2            0
225-277221                Single Family                                                                    2.25                           2            0
206-036752                Single Family                                                                    2.25                           2            0
206-039271                Single Family                                                                    2.25                           2            0
206-061641                Single Family                                                                    2.25                           2            0
206-186681                2 Family                                                                         2.25                           2            0
206-197543                Single Family                                                                    2.25                           2            0
206-204825                Single Family                                                                    2.25                           2            0
206-211040                Single Family                                                                    2.25                           2            0
206-224346                Single Family                                                                    2.25                           2            0
206-227795                Single Family                                                                    2.25                           2            0
206-234082                Single Family                                                                    2.25                           2            0
206-236034                Single Family                                                                    2.25                           2            0
206-255284                Single Family                                                                    2.25                           2            0
206-281684                Single Family                                                                    2.25                           2            0
225-122693                Single Family                                                                    2.25                           2            0
225-175959                Single Family                                                                    2.25                           2            0
206-230931                Lo-rise CONDO 1 to 3 stories                                                     2.25                           2            0

SELLER_LOANID             PROPTYPE                           PREPAY_PENALTY_TYPE                  FIXED_RATE_PERIOD      SERVICER
206-051646                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
225-356317                2 Family                           None                                        60              Wells Fargo Home Mortgage, Inc.
225-370115                2 Family                           None                                        60              Wells Fargo Home Mortgage, Inc.
225-301431                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
225-080044                Single Family                      6MOINT80%                                   84              Wells Fargo Home Mortgage, Inc.
225-043033                Single Family                      None                                        36              Wells Fargo Home Mortgage, Inc.
225-013452                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
225-186233                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
225-211319                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
225-214431                4 Family                           None                                        60              Wells Fargo Home Mortgage, Inc.
206-092571                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
225-300362                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
225-174511                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
225-315122                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-142188                Single Family                      None                                        84              Wells Fargo Home Mortgage, Inc.
206-124538                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
206-159188                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-181728                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-188536                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
206-206950                Lo-rise CONDO 1 to 3 stories       6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
225-245728                Lo-rise CONDO 1 to 3 stories       6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
225-277221                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-036752                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-039271                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-061641                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-186681                2 Family                           None                                        60              Wells Fargo Home Mortgage, Inc.
206-197543                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-204825                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
206-211040                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
206-224346                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
206-227795                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-234082                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
206-236034                Single Family                      6MOINT80%                                   60              Wells Fargo Home Mortgage, Inc.
206-255284                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-281684                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
225-122693                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
225-175959                Single Family                      None                                        60              Wells Fargo Home Mortgage, Inc.
206-230931                Lo-rise CONDO 1 to 3 stories       None                                        84              Wells Fargo Home Mortgage, Inc.

Loan Count:
Total Original Balance:
Total UPB:
Weighted Avg. Coupon:
Servicing Fee Rate:
Weighted Avg. Net Rate:
Weighted Avg. Remaining Term:

LOANID and SERVICER fields added.
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